Subsequent events	12 Months Ended
Jun. 30, 2018
Subsequent Events
Subsequent events

33. Subsequent events

Partial prepayment of IDBD debentures

The Board of Directors of IDBD resolved to perform a partial prepayment of series M debentures of IDBD which took place on August 28, 2018. The partial prepayment amounted to NIS 146 million (approximately Ps 1,491 as of the date of issuance of these financial statements) which represents a 14.02% of the remaining amount of series M debentures.

Possible sale of a subsidiary of IDB Tourism

On August 14, 2018, the Board of Directors of IDB Tourism approved its engagement in a memorandum of understanding for the sale of 50% of the issued share capital of a company which manages the incoming tourism operation which is held by Israir for a total consideration of NIS 26 million (approximately Ps. 285 as of the date of issuance of these financial statements). The closing of the transaction is expected by November 30, 2018. This transaction does not change the intentions of selling the whole investment in IDBT, which the management of the company expects to compete before June 2019.

Partial sale of Clal

On August 30, 2018 continuing with the instructions given by the Commissioner of Capital Markets, Insurance and Savings of Israel, IDBD has sold 5% of its stake in Clal through a swap transaction in the same conditions that applied to the swap transactions performed in the preceding months of May and August 2017, January and May 2018. The consideration was set at an amount of approximately NIS 173 million (equivalent to approximately Ps. 1,766). After the completion of the transaction, IDBD’s interest in Clal was reduced to 29.8% of its share capital.

Agreement to sell plot of land in USA

In August 2018, a subsidiary of IDBG signed an agreement to sell a plot of land next to the Tivoli project in Las Vegas for a consideration of US$ 18 (approximately Ps. 673 as of the date of issuance of these financial statements). As of June 30, 2018 the book value of the plot of land was classified as assets held for sale according to IFRS 5 conditions.

Devaluation of the Argentine Peso

As of the date of issuance of these financial statements, the argentine peso has suffered a devaluation against the US dollar and other currencies, close to 27.2%, which has an impact on the figures presented on these financial statements, due mainly for the exposure to the devaluation of (i) certain revenues and costs of segment “offices and other properties” segment of the Operation Center in Argentina, (ii) revenues and costs of the Operation Center in Israel and (iii) our financial assets and liabilities nominated in foreign currency.

IRSA Shareholders’ Meeting

IRSA Shareholders’ Meeting, held on October 29, 2018, approved among others, Ps. 4,983 of net income for the fiscal year ended June 30, 2018 to: (i) Payment of a dividend on shares of IRSA CP for up to Ps.1,412 million; and (ii) The constitution of a special reserve that may be allocated to new projects according to the business development plan of IRSA, to the distribution of dividends, or to the cancellation of commitments authorizing the Board of directors to decide the application of the funds to any of said destinations.

Furthermore, the Shareholders’ Meeting decided to appropriate Ps.16,538 of net income for fiscal year ended June 30, 2017 which hadn’t been allocated, to the constitution of a special reserve that may be allocated to new projects according to the business development plan of IRSA, or to the distribution of dividends.

On the other hand, it resolved to empower on the Board of Directors for the creation of a new global program for the issuance of simple NCN, either secured or unsecured or guaranteed by third parties, for a total amount of up to US$ 500 (five hundred million US Dollars) (or an equivalent amount in other currencies) before the expiration of the current program.